UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2008
Euronet Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31648	74-2806888
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4601 College Boulevard, Suite 300
Leawood, Kansas 66211
(Address of principal executive office)(Zip Code)
(913) 327-4200
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders
     See the disclosures in Item 5.03 of this report, which are incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     On February 27, 2008, the board of directors of Euronet Worldwide, Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws.
     A description of the provisions amended (other than certain immaterial technical changes) and, if applicable, the previous provisions are provided below. This description is a summary of the amendments to the bylaws and is qualified in its entirety by reference to the Amended and Restated Bylaws (with amendments marked) filed herewith as Exhibit 3.1(a), which is incorporated herein by reference. A clean copy of the Amended and Restated Bylaws is filed as Exhibit 3.1(b) hereto.
Article II
     Section 1(a). This section was amended to permit holding the annual meeting of stockholders by remote communication in accordance with the Delaware General Corporation Law (“DGCL”).
     Section 1(d). This section was amended to correct the deadline for submitting director nominations if the Company increases the number of directors.
     Section 1(h). This section was amended to clarify that only outstanding preferred stock, if any (and not common stock), will be excluded from the advance notice provisions in certain circumstances.
     Section 2. This section was amended to permit special stockholder meetings to be held solely by means of remote communication, pursuant to the DGCL, and to make clear that only the business specified in the Company’s notice of meeting could be conducted at a special meeting.
     Section 3(a). This section was amended to provide for notice to be given of meetings to be held solely by means of remote communication in accordance with the DGCL, and to provide for giving notice of stockholder meetings by electronic transmission in accordance with the DGCL.
     Section 4(b). This section was amended to (i) require stockholders seeking to act by written consent to request that the board of directors fix a record date for the consent action and (ii) permit the board of directors to appoint independent inspectors to conduct a ministerial review of consents submitted to determine whether the consent action has received the requisite number of stockholder consents.
     Section 5. This section was amended to revise the provisions regarding maintaining a list of stockholders to conform to changes in the DGCL.
     Section 6. This section was amended to provide that the Chief Executive Officer, rather than the President, will preside at stockholder meetings.
     Section 7. Sections 7(b) and (c) were amended to conform the adjournment provisions with changes to the DGCL regarding meetings to be held solely by remote communication, and Section 7(c) was also amended to eliminate the 30-day limit on holding adjourned meetings.
     Section 8. Section 8(b) was amended and Sections 8(c) and 8(d) were added to provide that directors will be elected by a majority of the votes cast in an uncontested election. To the extent that an election is contested (meaning there are more nominees for election than possible board seats), the voting requirement will default to the plurality standard. In the event a director fails to garner a majority vote in an uncontested election, then such director is to tender his or her resignation for consideration by the board of directors, such consideration to be made within a 90-day period.
     Section 9. This section was amended to conform to Section 228 of the DGCL.
Article III
     Section 2. This section was amended to provide that a director appointed to fill a vacancy will hold office until the next election of the class for which the director was chosen, rather than until the next annual meeting, in order to conform to the DGCL.
     Section 3(a). This section was deleted to conform to Section 141(k) of the DGCL, which provides that members of a classified board of directors may be removed only for cause.
     Section 3(b). This section was amended to provide that directors may resign in writing or by electronic transmission.
     Section 7. This section was amended to shorten the required notice period for special meetings of directors and to expand the ways in which notice of special meetings of directors may be given.
     Section 8. This section was amended to provide that a quorum for a board meeting may not be less than one-third of the total number of directors.

     Section 10. This section was amended to permit directors to act by consent in lieu of a meeting by giving consent by electronic transmission, in addition to consent in writing.
     Section 11. This section was amended to conform to Section 141(i) of the DGCL.
Article IV
     Section 1(d). This section was amended to incorporate notice and quorum requirements to meetings of committees of the board of directors.
Article V
     Several sections in this article were amended to provide for a Chief Executive Officer position separate from the position of President, and to delete the provisions stating that the Chairman of the Board rather than the Chief Executive Officer will preside at stockholder meetings, in order to be consistent with Article II, Section 6.
Article VI
     Section 1. This section was amended to permit notice by electronic transmission and to delete notice by telegram.
     Section 2. This section was amended to permit waiver of notice by electronic transmission and to otherwise conform to the DGCL.
Article VII.
     Section 1. This section was amended to eliminate mandatory indemnification and limitation of liability of employees and agents of the Company who are not directors or officers. This section was also amended to state that the rights of the directors and officers to indemnification and advancement of expenses are contract rights that may not be retroactively taken away or amended.
Article VIII
     Several sections in this article were amended to clarify that the board of directors is authorized to require or permit uncertificated shares, in order to comply with NASDAQ Stock Market requirements that the Company implement a direct registration system.

Article IX
     Several sections in this article were amended to provide for a Chief Executive Officer position separate from the position of President, and to delete the provision permitting loans to directors and officers.
Article X
     Section 5. This section was amended to require the affirmative vote or written consent of two-thirds of outstanding shares in order for the stockholders to amend the bylaws. This amendment increases the number of outstanding shares required for stockholders to amend the bylaws from a majority of outstanding shares to not less than two-thirds of outstanding shares.
Item 5.05 Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
     On February 26, 2008, the Audit Committee of the Board of Directors of the Company approved an amendment to the Company’s Code of Business Conduct & Ethics for Directors, Officers and Employees (“Code of Conduct”) to add the following at the end of Section 3 of the Code of Conduct:
     Pre Approval of Related Party Transactions
     No related party transaction that would require disclosure under the US securities laws (in particular Section 404(a) of Regulation S-K) shall be consummated or shall continue unless the transaction is approved or ratified by the Audit Committee of the Board of Directors. In determining whether to approve or ratify a related party transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
     The Code of Conduct, as amended by the Audit Committee, is available on the Company’s website at http://www.euronetworldwide.com/investors/index.asp under the Corporate Governance menu.
Item 7.01 Regulation FD Disclosure.
     On February 27, 2008, the Board of Directors of the Company approved amendments to the Company’s Audit Committee Charter and Compensation Committee Charter (collectively, the “Committee Charters”).
     The Committee Charters, as amended by the Board of Directors, are available on the Company’s website at http://www.euronetworldwide.com/investors/index.asp under the Corporate Governance menu.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

3.1(a)	Amended and Restated Bylaws of Euronet Worldwide, Inc. (as adopted on February 27, 2008), marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K.

3.1(b)	Amended and Restated Bylaws of Euronet Worldwide, Inc. (as adopted on February 27, 2008).
*     *     *

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURONET WORLDWIDE, INC.
By:	/s/ Jeffrey B. Newman
Jeffrey B. Newman
Executive Vice President, General Counsel and Secretary

Date: February 29, 2008

Index to Exhibits

Exhibit No.	Description

3.1(a)	Amended and Restated Bylaws of Euronet Worldwide, Inc. (as adopted on February 27, 2008), marked to show the changes resulting from the amendments reported in this Current Report on Form 8-K.

3.1(b)	Amended and Restated Bylaws of Euronet Worldwide, Inc. (as adopted on February 27, 2008).